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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    --------
                                    FORM 8-K
                                    --------


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                (Date of Report (Date of earliest event reported)

                                 April 2, 1997
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                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)


        NEW JERSEY                    0-27686                  22-3409845
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(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY                   07075
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (201) 939-3400
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Item 5. Other

     The Registrant issued a press release on April 2, 1997 announcing that in connection with its previously approved Management Recognition and Retention Plans, it would repurchase up to 4% of its outstanding common stock in open market or privately negotiated transactions.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.


     Exhibit No.                              Description
     -----------                              -----------

        99                         Press Release dated April 2, 1997.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   1ST BERGEN BANCORP
                                           ------------------------------------
                                                     (Registrant)


Dated:  April 8, 1997                 By:  /s/  Albert E. Gossweiler
                                           -------------------------------------
                                           Albert E. Gossweiler,
                                           Executive Vice President
                                           and Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.                  Description                             Page No.
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   99                Press Release dated April 2, 1997.                 5




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